EXHIBIT 10.27

                            AMENDMENT NO. 1 TO
                    PREFERRED STOCK PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO PREFERRED STOCK PURCHASE AGREEMENT, dated August 16, 1996, between GENERAL ELECTRIC COMPANY, a New York corporation
("Purchaser"), and Star Technologies, Inc., a Delaware corporation (the "Company").

         WHEREAS, General Electric Capital Corporation ("GECC"), Trustees of General Electric Pension Trust ("GEPT"), and State Farm Mutual Automobile Insurance ("State Farm"), as Purchasers, and the Company, as Seller, entered into a Preferred Stock Purchase Agreement dated as of May 31, 1990 (the "Purchase Agreement"); capitalized terms used herein without definition have the respective meanings set forth in the Purchase Agreement;

         WHEREAS, GEPT and State Farm have sold all of their respective outstanding shares of Preferred Stock to the Company;

         WHEREAS, GECC has sold all of its outstanding shares of Preferred Stock to Purchaser; and

         WHEREAS, Purchaser, as the sole holder of outstanding shares of Preferred Stock, and the Company have agreed to amend the Purchase Agreement;

         NOW, THEREFORE, Purchaser and the Company hereby agree as follows:

         1. Amendment to Section 2. Section 2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the text of Annex A hereto.

         2. Amendment to Section 7. Section 7.6 of the Purchase Agreement is hereby amended as follows:

              (a) The information with respect to notices to be sent to the Company is hereby amended by deleting such information in its entirety and inserting in its place the following:

                        THE COMPANY:

                        STAR TECHNOLOGIES, INC.
                        515 Shaw Road
                        Sterling, Virginia  20166
                        Attention:  Chief Financial Officer

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                        With a copy to:

                        Kerry B. Long, Esq.
                        Perkins Coie
                        607 Fourteenth Street, N.W.
                        Washington, D.C.  20005

; and

              (b) The information with respect to notices to be sent to GECC is hereby amended by deleting such information in its entirety and inserting in its place the following:

                        GENERAL ELECTRIC COMPANY
                        Medical Systems Division
                        P.O. Box 414
                        Milwaukee, Wisconsin  53201
                        Attention: General Counsel

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment No. 1 to
Preferred Stock Purchase Agreement to be duly executed and delivered the date first above written.

                          GENERAL ELECTRIC COMPANY



                             By /s/ Keith S. Sherin
                             Name:   Keith S. Sherin
                             Title:  Vice President

                          STAR TECHNOLOGIES, INC.



                             By /s/ Robert C. Compton
                             Name:   Robert C. Compton
                             Title:  President


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ANNEX A

2.      Covenants

        The Company covenants that so long as there are any shares of Preferred Stock outstanding:

        2.1     Exchange of Stock Certificates

        The Company will, at its expense, promptly upon surrender of any certificates representing shares of Preferred Stock at the office of the Company referred to in, or designated pursuant to, Section 7.6, execute and deliver to such Purchaser a new certificate or certificates registered in such names and in such denominations specified by such Purchaser for an aggregate number of shares of Preferred Stock equal to the number of shares of such stock represented by the certificates surrendered.

        2.2     Lost, Stolen, Destroyed or Mutilated Stock Certificates

        Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for shares of Preferred Stock and, in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company (which, in the case of any original Purchaser, may be an undertaking by such Purchaser to so indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of shares of Preferred Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

        2.3     Limitation on Agreements

        The Company will not enter into any agreement or instrument, or any amendment, modification or supplement to any existing agreement or instrument, which by its terms limits, restricts or prohibits the Company's ability to pay dividends on the Preferred Stock.